UNITED STATES SECURITIES AND EXCHANGE
COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2013

Tower Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50990	13-3894120
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

120 Broadway, 31st Floor
New York, NY 10271
(Address of principal executive offices)
(212) 655-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⊠ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

          On March 8, 2013, Tower Group, Inc. issued a press release announcing the stock conversion number for the proposed merger with Canopius Holdings Bermuda Limited.  A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated by reference to this Item 8.01 as if fully set forth herein.

Item 9.01.  Financial Statements and Exhibits.

          The following exhibits are filed as part of this report.

Number	Description
99.1	Copy of press release issued by Tower Group, Inc. dated March 8, 2013

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including, but not limited to, statements about the anticipated consummation of the proposed merger transaction involving Tower and Canopius Holdings Bermuda Limited and other statements that are not historical facts. These forward-looking statements are based on Tower’s current expectations and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward looking statements as a result of these risks and uncertainties, which include, without limitation, risks related to Tower’s ability to complete the transaction on the proposed terms and schedule, including risks and uncertainties related to the satisfaction of the closing conditions related to the merger. There can be no assurance that Tower will be able to complete the merger on the anticipated terms, or at all. Additional risks and uncertainties relating to Tower and its business can be found under the caption “Risk Factors” and elsewhere in Tower’s SEC filings and reports, including in its Annual Report on Form 10-K for the year ended December 31, 2011, as amended by Form 10-K/A on January 16, 2013, which are available at the SEC’s website http://www.sec.gov. Tower undertakes no duty or obligation to update any forward-looking statements contained in this Current Report on Form 8-K as a result of new information, future events or changes in its expectations.

Additional Information and Where to Find It

In connection with the proposed merger transaction involving Tower and Canopius Holdings Bermuda Limited (“Canopius Bermuda”), Tower and Canopius Bermuda have filed documents with the SEC, including the filing by Tower of a definitive proxy statement/prospectus relating to the proposed merger and the filing by Canopius Bermuda of the Registration Statement that includes the proxy statement/prospectus relating to the proposed merger. The Registration Statement has been declared effective by the SEC and a definitive proxy statement/prospectus has been filed with the SEC by Tower and has been mailed to Tower’s stockholders in connection with the proposed merger. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE RELATED DEFINITIVE PROXY STATEMENT/PROSPECTUS BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT TOWER, CANOPIUS BERMUDA, THE PROPOSED MERGER AND THE MATTERS DESCRIBED ABOVE. Investors and security holders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC’s website at www.sec.gov, by directing a request to Tower’s Secretary at Tower Group, Inc., Attention: Secretary, 120 Broadway, 31st Floor, New York, New York 10271, or by calling Tower at 212-655-2000. Investors and security holders may obtain free copies of the documents filed with the SEC on Tower’s website at www.twrgrp.com under the heading “Investors” and then under the heading “SEC Filings.”

Tower and its directors and executive officers and Canopius Bermuda and its directors and executive officers may be deemed participants in the solicitation of proxies from the stockholders of Tower in connection with the proposed merger. Information regarding these directors and executive officers and their special interests in the proposed merger is included in the definitive proxy statement/prospectus described above. This document is available free of charge at the SEC’s website at www.sec.gov and from Tower as described above.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tower Group, Inc.
Registrant

Date:	March 8, 2013	/s/ William E. Hitselberger
Executive Vice President,
Chief Financial Officer